SCUDDER
                                                                     INVESTMENTS

Supplement to the currently effective prospectuses and all currently effective supplements thereto for the following fund:

Scudder International Fund
--------------------------------------------------------------------------------

Effective March 31, 2003, the following replaces "The portfolio managers" sub-section of the "Who Manages and Oversees the Fund" section for the Scudder International Fund only.


  Alex Tedder                               Marc Slendebroek
  Managing Director of Deutsche Asset       Director of Deutsche Asset
  Management and Lead Manager of the        Management and Manager of the fund.
  fund.                                       o Joined Deutsche Asset Management
    o Joined Deutsche Asset Management in       in 1994 and the fund in 1999.
      1994 and the fund in 2002.              o Over 13 years of investment
    o Previously managed European               industry experience.
      equities and responsible for            o MA, University of Leiden
      insurance sector with 4 years of          (Netherlands).
      experience at Schroder Investment
      Management.
    o Head of International Select Equity
      strategy; portfolio manager and
      analyst for Core EAFE strategy:
      London.
    o MA, Freiburg University.

  Clare Gray
  CFA, Director of Deutsche Asset
  Management and Manager of the fund.
    o Joined Deutsche Asset Management in
      1993 and the fund in 2002.
    o Portfolio manager with primary
      focus on European markets and
      senior analyst covering global
      telecommunications.
    o Over 10 years of investment
      industry experience.






               Please Retain This Supplement for Future Reference

March 31, 2003